UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2009

B&D Food, Corp.
(Exact name of Registrant as specified in its Charter)

Delaware	000-21247	51-0373976
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

575 Madison Avenue, Suite 1006, New York, New York 10022-2511
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code: (212) 937-8456

Not Applicable
(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 13, 2009, B&D Food Corporation (“BDFC”) entered into a sale and purchase agreement to purchase 60% of the outstanding shares of Global Milk Businesses and Administration of Private Properties LTDA., a limited liability company, incorporated in the State of Sao Paulo, Brazil.  Copies of the agreements are attached hereto as exhibits.

Item 9.01 Exhibits

Exhibit 2.1 – Share Purchase and Sale Agreement
Exhibit 10.1 – Shareholders Agreement of Global Milk Businesses and Administration of Private Properties LTDA.
Exhibit 10.2 – Agreement for the Surrender and Transfer of Trademarks
Exhibit 10.3 – Alteration of Social Contract of Global Milk Businesses and Administration of Private Properties LTDA.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereto duly authorized.

B&D Food Corporation

Dated: May 19, 2009	By:	/s/ Daniel Ollech
Name: Daniel Ollech
Title: Chief Executive Officer